SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 24, 1996







                          CNL INCOME FUND XVII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                 33-90998               59-3295393
    (State or other juris-  (Commission File Number)     (IRS Employer
   diction of incorporation)                           Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574





ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
- ------

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
- ------

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
are for CNL XVII, and the remaining Units are for CNL XVIII. As of August 7, 1996, CNL XVII had received subscription proceeds of $24,169,794 (2,416,979 Units) from 1,390 limited partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From July 11, 1996 through August 7, 1996, CNL XVII acquired four Properties. The Properties are a Boston Market Property (in Troy, Ohio), a Popeyes Property (in Warner Robins, Georgia), a Fazoli's Property (in Warner Robins, Georgia) and a Denny's Property (in Pensacola, Florida).

         In connection with the purchase of each of these four Properties, CNL XVII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVII, together with any improvements made to the Property during the term of the lease.

         For the Properties that are to be constructed or renovated, CNL XVII has entered into development and indemnification and put agreements with the lessee.



         The following table sets forth the location of the four Properties acquired by CNL XVII between July 11, 1996 and August 7, 1996, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.

                                             PROPERTY ACQUISITIONS
                                  From July 11, 1996 through August 7, 1996

                                                          Lease Expira-
Property Location and           Purchase       Date          tion and       Minimum                           Option
Competition                     Price (1)   Acquired    Renewal Options  Annual Rent (2)  Percentage Rent  To Purchase
- ---------------------         ------------  --------    ---------------  ---------------  ---------------  -----------
BOSTON MARKET                 $857,487      07/24/96    07/2011; five    $89,007;         for each lease   at any time
(the "Troy Property")         (excluding                five-year        increases by     year after the   after the
Existing restaurant           closing                   renewal options  10%  after the   fifth lease      fifth lease
                              costs)                                     fifth lease      year, (i) 5% of  year
The Troy Property is located                                             year and after   annual gross
within the Troy Towne                                                    every five       sales minus
Center, accessed via an                                                  years            (ii) the
access drive from West Main                                              thereafter       minimum annual
Street, in Troy, Miami                                                   during the       rent for such
County, Ohio, in an area of                                              lease term       lease year
primarily retail, commercial
and residential development.
Other fast-food and family-
style restaurants located in
proximity to the Troy
Property include a Bob Evans
Restaurant, a Steak N Shake,
a KFC, an Applebee's, a
Burger King, a Golden Corral
Family Steakhouse
Restaurant, a McDonald's, a
Taco Bell, a Friendly's, an
Arby's, and a Wendy's.

POPEYES (7)                   $249,765      08/05/96    08/2016; two     11.75% of Total  for each lease   at any time
(the "Warner Robins #1        (excluding                five-year        Cost (4);        year, (i) 6% of  after the
Property")                    closing and               renewal options  increases by     annual gross     seventh lease
Restaurant to be constructed  development                                10% after the    sales minus      year
                              costs) (3)                                 fifth lease      (ii) the
The Warner Robins #1                                                     year and after   minimum annual
Property is located within                                               every five       rent for such
the northeast quadrant of                                                years            lease year
the intersection of Russell                                              thereafter
Parkway and Kimberly Road in                                             during the
Warner Robins, Houston                                                   lease term
County, Georgia, in an area
of primarily retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Warner
Robins #1 Property include a
Burger King, an Arby's, an
Applebee's, a Sonic Drive-
In, a Pizza Hut, a Mario's
Pizza, and a Sonny's Real
Pit Bar-B-Que.

FAZOLI'S (7)                  $286,748      08/05/96    08/2016; two     11.75% of Total  for each lease   at any time
(the "Warner Robins #2        (excluding                five-year        Cost (4);        year, (i) 6% of  after the
Property")                    closing and               renewal options  increases by     annual gross     seventh lease
Restaurant to be constructed  development                                10% after the    sales minus      year
                              costs (3)                                  fifth lease      (ii) the
The Warner Robins #2                                                     year and after   minimum annual
Property is located within                                               every five       rent for such
the northeast quadrant of                                                years            lease year
the intersection of Russell                                              thereafter
Parkway and Kimberly Road in                                             during the
Warner Robins, Houston                                                   lease term
County, Georgia, in an area
of primarily retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Warner
Robins #2 Property include a
Burger King, an Arby's, an
Applebee's, a Sonic Drive-
In, a Pizza Hut, a Mario's
Pizza, and a Sonny's Real
Pit Bar-B-Que.

DENNY'S                       $928,215      08/06/96    08/2016; two     $98,669;         for each lease   during the
(the "Pensacola Property")    (excluding                five-year        increases by     year, (i) 5% of  eighth, tenth
Restaurant to be renovated    closing                   renewal options  11% after the    annual gross     and twelfth
(6)                           costs) (5)                                 fifth lease      sales minus      lease years
                                                                         year and after   (ii) the         only
The Pensacola Property is                                                every five       minimum annual
located on the west side of                                              years            rent for such
Mobile Highway, south of                                                 thereafter       lease year
Wabash Road in Pensacola,                                                during the
Escambia County, Florida, in                                             lease term
an area of primarily retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Pensacola
Property include an Arby's,
a Burger King, a Church's
Fried Chicken, a Godfather's
Pizza, a Hardee's, a
McDonald's, a Pizza Hut, a
Quincy's, a Shoney's, a
Subway Sandwich Shop, a
Waffle House, and several
local restaurants.

[FN]
FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

     Property                    Federal Tax Basis
     --------                    -----------------

      Troy Property                  $604,000
      Warner Robins #1 Property       387,000
      Warner Robins #2 Property       476,000
      Pensacola Property              671,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Warner Robins #1 and Warner Robin's #2 Properties, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public, (iii) 120 days after execution of the lease or (iv) the date the lessee receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Warner Robins #1 and Warner Robins #2 Properties, the lessee shall pay "interim rent" equal to 11.75% times the amount funded by CNL XVII in connection with the purchase and construction of these Properties.

(3) The development agreements for Properties which are to be constructed provide that construction must be completed no later than the due dates set forth below. The maximum cost to CNL XVII (including the purchase price of the land, development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:

                                 Estimated          Estimated Final
      Property                  Maximum Cost        Completion Date
      --------                  ------------        ---------------

      Warner Robins #1 Property   $632,246          December 3, 1996
      Warner Robins #2 Property    757,194          December 3, 1996

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) In accordance with the lease agreement, the Pensacola Property is being converted from a Kettles restaurant to a Denny's restaurant. Renovation of the Property is expected to be completed within 150 days of the effective date of the lease (February 2, 1997). In connection therewith, CNL XVII paid to the lessee renovation costs of $250,000 for
      the Property.   The Pensacola Property is expected to remain operational
      during renovations.

(6) The results of Phase I and Phase II environmental testing prepared for the lessee have indicated the existence of measurable concentrations of petroleum contamination/hazardous materials on the Pensacola Property. The contamination migrated from leaking underground petroleum product lines first identified in 1992 and located on an adjacent property owned by a third party. In connection with such contamination and as a condition of the purchase of the Pensacola Property, CNL XVII and the lessee of the Pensacola Property entered into an environmental indemnification and put agreement (the "Agreement") dated August 6, 1996. Under the Agreement, the lessee has agreed to (i) undertake and pursue to completion, at the seller's sole cost and expense, the full and complete remediation of the contamination on the Pensacola Property within three years from the date of this Agreement, or such later date as may be permitted by CNL XVII and (ii) indemnify CNL XVII from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including clean-up costs), judgements and expenses (including attorneys', consultants' or experts' fees and expenses) of every kind and nature suffered by or asserted against CNL XVII as a direct or indirect result of any clean-up or remediation of the contamination. In the event that the remediation required by the Agreement is not completed within three years from the date of the Agreement (or such later date as may be permitted by CNL XVII), then CNL XVII, at its option, may demand that the seller elect to either purchase the Pensacola Property from CNL XVII or substitute the Pensacola Property for another property having a greater or equal value to the uncontaminated value (as defined in the Agreement) of the Pensacola Property.

(7) The lessee of the Warner Robins #1 and Warner Robins #2 Properties is the same unaffiliated lessee.

                                   PRO FORMA ESTIMATE OF TAXABLE INCOME OF
                                         CNL INCOME FUND XVII, LTD.
                   GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM JULY 11, 1996
                                           THROUGH AUGUST 7, 1996
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income of each Property acquired by CNL XVII from July 11, 1996  through August 7, 1996, for the 12-month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVII for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVII.

                          Boston Market     Popeyes - Warner    Fazoli's - Warner         Denny's
                            Troy, OH       Robins, GA (5)(6)    Robins, GA (5)(6)    Pensacola, FL (5)
                          -------------    -----------------    -----------------    -----------------
Pro Forma Estimate
  of Taxable Income:

Base Rent (1)                  $ 89,007             $ 71,432             $ 85,548             $ 98,669

Management Fees (2)                (890)                (714)                (855)                (987)

General and Administrative
  Expenses (3)                   (4,450)              (3,572)              (4,277)              (4,933)
                               --------             --------             --------             --------

Estimated Cash Available from
  Operations                     83,667               67,146               80,416               92,749

Depreciation Expense (4)        (15,084)              (9,674)             (11,891)             (16,782)
                               --------             --------             --------             --------

Pro Forma Estimate of Taxable
  Income of CNL XVII           $ 68,583             $ 57,472             $ 68,525             $ 75,967
                               ========             ========             ========             ========

                                                See Footnotes

                                Total
                               --------
Pro Forma Estimate
  of Taxable Income:

Base Rent (1)                  $344,656

Management Fees (2)              (3,446)

General and Administrative
  Expenses (3)                  (17,232)
                               --------

Estimated Cash Available from
  Operations                    323,978

Depreciation Expense (4)        (53,431)
                               --------

Pro Forma Estimate of Taxable
  Income of CNL XVII           $270,547
                               ========


[FN]

FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to a management agreement between CNL XVII and an Affiliate of the General Partners, pursuant to which the Affiliate will receive an annual management fee in an amount equal to one percent of the gross revenues that CNL XVII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 16 public limited partnerships which own properties similar to that owned by CNL XVII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) The development agreements for the Properties which are to be constructed or renovated provide that construction or renovation must be completed no later than the dates set forth below:

      Property                     Estimated Final Completion Date
      --------                     -------------------------------

      Warner Robins #1 Property           December 3, 1996
      Warner Robins #2 Property           December 3, 1996
      Pensacola Property                  February 2, 1997

(6) The lessee of the Warner Robins #1 and Warner Robins #2 Properties is the same unaffiliated lessee.


ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.
- -------

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
- -------

            Not applicable.

ITEM 5.     OTHER EVENTS.
- -------

            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.
- -------

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
- -------     EXHIBITS.

                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)


                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------
                                                                       Page
                                                                       ----

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of June 30, 1996                         11

   Pro Forma Statement of Income for the six months
     ended June 30, 1996                                               12

   Pro Forma Statement of Income for the period
     February 10, 1995 (Date of Inception) through
     December 31, 1995                                                 13

   Notes to Pro Forma Financial Statements for the
     six months ended June 30, 1996 and the period
     February 10, 1995 (Date of Inception) through
     December 31, 1995                                                 14


                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVII, Ltd. ("CNL XVII") gives effect to (i) property acquisition transactions from inception through June 30, 1996, including the receipt of $21,132,863 in gross offering proceeds from the sale of 2,113,286 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire 13 properties, four of which were under construction at June 30, 1996, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses, (ii) the receipt of $3,036,931 in gross offering proceeds from the sale of 303,693 additional Units during the period July 1, 1996 through August 7, 1996, and
(iii) the application of such funds and $4,927,197 of cash and cash equivalents at June 30, 1996, to purchase six additional properties acquired during the period July 1, 1996 through August 7, 1996, four of which are under construction, to pay additional construction costs for the four properties under construction at June 30, 1996, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of June 30, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in
(ii) and (iii) above, as if they had occurred on June 30, 1996.

      The Pro Forma Statements of Income for the six months ended June 30, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, include the historical operating results of the properties described in
(i) above from the dates of their acquisitions, plus operating results for one of the 19 properties that was owned by CNL XVII as of August 7, 1996, and had a previous rental history prior to CNL XVII's acquisition of such property, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (1) the date the property was acquired by CNL XVII or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Statements of Income for the remaining 18 properties owned by CNL XVII as of August 7, 1996, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVII's financial results or conditions in the future.

                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                                 JUNE 30, 1996



                                                    Pro Forma
            ASSETS                  Historical     Adjustments     Pro Forma
                                    -----------  ---------------  -----------

Land and buildings on operating
  leases, less accumulated
  depreciation (b)                  $11,098,698 $  6,055,343 (a)  $17,154,041
Net investment in direct
  financing leases (b)                1,474,108      865,944 (a)    2,340,052
Cash and cash equivalents             6,454,397   (4,927,197)(a)    1,527,200
Receivables                              39,453                        39,453
Organization costs, less
  accumulated amortization                8,691                         8,691
Accrued rental income                    22,413                        22,413
Other assets                            385,951     (225,801)(a)      160,150
                                    -----------  -----------      -----------

                                    $19,483,711  $ 1,768,289      $21,252,000
                                    =========== ============      ===========

LIABILITIES AND
  PARTNERS' CAPITAL

Accounts payable                    $     2,543                   $     2,543
Accrued construction costs
  payable                               930,121  $  (930,121)(a)           -
Distributions payable                   211,692                       211,692
Due to related parties                   71,245      (65,197)(a)        6,048
Rents paid in advance                     7,061                         7,061
                                     ----------  -----------      -----------
    Total liabilities                 1,222,662     (995,318)         227,344

Partners' capital                    18,261,049    2,763,607 (a)   21,024,656
                                    -----------  -----------      -----------

                                    $19,483,711  $ 1,768,289      $21,252,000
                                    =========== ============      ===========


                 See accompanying notes to unaudited pro forma
                             financial statements.


                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                        SIX MONTHS ENDED JUNE 30, 1996



                                                     Pro Forma
                                        Historical  Adjustments    Pro Forma
                                        ----------  ------------   ---------

Revenues:
  Rental income from operating
    leases                              $ 221,811   $ 27,414 (1)   $ 249,225
  Earned income from direct
    financing leases (2)                   35,763                     35,763
  Interest                                102,696     (7,763)(3)      94,933
  Other income                              7,062                      7,062
                                        ---------   --------       ---------
                                          367,332     19,651         386,983
                                        ---------   --------       ---------

Expenses:
  General operating and admini-
    strative                               58,734                     58,734
  Professional services                     7,467                      7,467
  Management fees to related
    party                                   2,396        274 (4)       2,670
  Depreciation and amortization            32,931      4,434 (5)      37,365
                                        ---------   --------       ---------
                                          101,528      4,708         106,236
                                        ---------   --------       ---------

Net Income                              $ 265,804   $ 14,943       $ 280,747
                                        =========   ========       =========


Net Income Per Limited Partner Unit     $    0.20                  $    0.21
                                        =========                  =========


Weighted Average Number of Units
  Outstanding                           1,314,128                  1,314,128
                                        =========                  =========


                 See accompanying notes to unaudited pro forma
                             financial statements.


                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995



                                                    Pro Forma
                                       Historical  Adjustments     Pro Forma
                                       ----------  -----------     ---------

Revenues:
  Rental income from
    operating leases                   $      -     $   20,367 (1)  $  20,367
  Interest income                         12,153        (5,491)(3)      6,662
                                       ---------    ----------      ---------
                                          12,153        14,876         27,029
                                       ---------    ----------      ---------

Expenses:
  General operating and
    administrative                         3,360                        3,360
  Professional services                      133                          133
  Management fees to related party            -            163 (4)        163
  Depreciation and amortization              309         3,306 (5)      3,615
                                       ---------    ----------      ---------
                                           3,802         3,469          7,271
                                       ---------    ----------      ---------

Net Income                             $   8,351    $   11,407      $  19,758
                                       =========    ==========      =========

Net Income Per Limited
  Partner Unit (6)                     $     .02                    $    0.06
                                       =========                    =========


Weighted Average Number of
  Units Outstanding (6)                  340,780                      340,780
                                       =========                    =========


                 See accompanying notes to unaudited pro forma
                             financial statements.



                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                  FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND
               THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995


Pro Forma Balance Sheet:
- -----------------------

(a) Represents gross proceeds of $3,036,931 from the sale of 303,693 Units during the period July 1, 1996 through August 7, 1996, and $4,927,197 of cash and cash equivalents at June 30, 1996, used (i) to acquire six properties for $5,044,625, (ii) to fund estimated construction costs of $2,444,321 ($930,121 of which was accrued as construction costs payable at June 30, 1996) relating to the four properties under construction at June 30, 1996, (iii) to pay acquisition fees and other costs of $169,565 ($32,904 of which was accrued as due to related parties at June 30, 1996) and reclassify from other assets $225,801 of acquisition fees and other costs previously incurred relating to the acquired properties, and
      (iv) to pay selling commissions and offering expenses (syndication costs) of $305,617 ($32,293 of which was accrued as due to related parties at June 30, 1996), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                   Estimated
                                purchase price
                               (including con-
                                struction and      Acquisition
                                closing costs)        fees
                                and additional     allocated
                              construction costs   to property     Total
                              -------------------  ------------  ----------

         Jack in the Box in
           El Dorado, CA              $1,102,761   $   59,788    $1,162,549
         Jack in the Box in
           La Porte, TX                  840,643       45,577       886,220
         Boston Market in
           Troy, OH                      849,655       46,066       895,721
         Fazoli's in
           Warner Robins, GA             722,088       39,149       761,237
         Popeye's in
           Warner Robins, GA             602,762       32,679       635,441
         Denny's in
           Pensacola, FL                 926,716       50,243       976,959
         Four properties under
           construction
           at June 30, 1996            1,521,065       82,095     1,603,160
                                      ----------    ---------    ----------

                                      $6,565,690   $  355,597    $6,921,287
                                      ==========    =========    ==========

         Pro forma adjustment classified
           as follows:
             Land and buildings on
               operating leases                                  $6,055,343
             Net investment in direct
               financing leases                                     865,944
                                                                 ----------

                                                                 $6,921,287
                                                                 ==========


(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings on operating leases. The categorization of the leases has no effect on cash flows received. The building portion of four properties has been classified as direct financing leases.

Pro Forma Statements of Income:
- ------------------------------

(1) Represents rental income from operating leases for the one property acquired during the period November 4, 1995 (the date CNL XVII began operations) through August 7, 1996, which had a previous rental history prior to the acquisition of the property by CNL XVII (the "Pro Forma Property"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented. The Pro Forma Property was acquired from an affiliate who had purchased and temporarily held title to the property in order to facilitate its acquisition by CNL XVII. The noncancellable lease for the Pro Forma Property in place during the period the affiliate owned the Pro Forma Property was assigned to CNL XVII at the time CNL XVII acquired the property. The following presents the actual date the Pro Forma Property was acquired by CNL XVII, as compared to the date the Pro Forma Property was treated as placed in service for purposes of the Pro Forma Statements of Income.

                                           Date Placed        Pro Forma
                                           in Service        Date Placed
                                           by CNL XVII        in Service
                                           -----------      ------------

            Denny's in Kentwood, MI      March 19, 1996   November 4, 1995

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the term of the lease. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. Accordingly, pro forma rental income from the operating leases and earned income from direct financing leases does not necessarily represent cash rental payments that would have been received if the properties had been operational for the full pro forma period.

      The lease relating to the Pro Forma Property provides for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the lease for the Pro Forma Property during the portion of 1996 and 1995 that the previous owner held the property, no pro forma adjustment was made for percentage rental income.

(2) See Note (b) under "Pro Forma Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by CNL XVII during the six months ended June 30, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995.

(4) Represents incremental increase in management fees relating to the Pro Forma Property for the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. Management fees are equal to one percent of the gross revenues (excluding noncash lease accounting adjustments) that CNL XVII earns from its properties.

(5) Represents incremental increase in depreciation expense of the building portion of the Pro Forma Property accounted for as an operating lease using the straight-line method over an estimated useful life of 30 years.

(6) Historical net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the six months ended June 30, 1996, and during the period CNL XVII was operational, November 4, 1995 (the date following when CNL XVII received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

      As a result of the Pro Forma Property being treated in the Pro Forma Statement of Income for the period February 10, 1995 (date of inception) through December 31, 1995, as placed in service on November 4, 1995 (the date CNL XVII became operational), CNL XVII assumed approximately 86,400 units of limited partnership interest were sold, and the net offering proceeds were available for investment, as of such date. Due to the fact that CNL XVII had actually sold in excess of 150,000 units as of November 4, 1995, the weighted average number of limited partner units outstanding for the pro forma period was not adjusted. Therefore, pro forma net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the period CNL XVII was operational, November 4, 1995 through December 31, 1995.


ITEM 8.     CHANGE IN FISCAL YEAR.
- ------            Not applicable.

                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL INCOME FUND XVII, LTD.


Dated:  August 19, 1996             By:   /s/ Robert A. Bourne
                                          ------------------------------
                                          ROBERT A. BOURNE, General Partner